U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 27, 2007
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-16214                   14-0462060
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State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On April 27, 2007, Albany International Corp. ("the Registrant"), and certain subsidiaries, executed the Second Amendment (the "Second Amendment Prudential Agreement") with The Prudential Insurance Company of America, and other affiliated purchasers, amending the Note Agreement and Guaranty, dated as of October 25, 2005 (the "Note Agreement"). The Second Amendment Prudential Agreement increases the ability of the Registrant to pay dividends and make other restricted payments under certain circumstances.

A copy of the Second Amendment Prudential Agreement is furnished as an Exhibit to this report. A copy of the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed October 26, 2005. A copy of the First Amendment to the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed November 17, 2006.

Also on April 27, 2007, the Registrant entered into a Second Amendment (the "Second Amendment Revolver Agreement") with JPMorgan Chase Bank, N.A., As Administrative Agent and JPMorgan Europe Limited, as London Agent, amending the Five-year Revolving Credit Agreement dated as of April 16, 2006 (the "Revolver Agreement") with JPMorgan Chase Bank, N.A., As Administrative Agent, J.P. Morgan Europe Limited, as London Agent, Bank of America, N.A., Bank of Tokyo Mitsubishi UFJ Trust Company, Wachovia Bank, N.A., Sumitomo Mitsui Banking Corporation, Citizens Bank of Massachusetts, ABN AMRO Bank N.V., HSBC Bank USA, N.A., Nordea Bank Finland PLC, Manufacturers and Traders Trust Company, TD Northbank, N.A. and First Niagara Bank. The Second Amendment Revolver Agreement also provides the Registrant with greater flexibility under certain restrictive covenants, including, without limitation, those relating to acquisitions, dividends and other restricted payments, and certain prepayment events.

A copy of the Second Amendment Revolver Agreement is furnished as an Exhibit to this report. A copy of the Revolver Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed April 20, 2006. A copy of the First Amendment to the Revolver Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed August 30, 2006.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits. The following exhibit is being furnished herewith:

          10(k)(v) Second Amendment, dated as of April 27, 2007, to Note Agreement and Guaranty.

          10(k)(vi) Second Amendment, dated as of April 27, 2007, to five-Year
                    Revolving Credit Agreement.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf By: the undersigned hereunto duly authorized.

                                   ALBANY INTERNATIONAL CORP.

                                   By: /s/ Michael C. Nahl
                                       ------------------------------------
                                   Name:  Michael C. Nahl
                                   Title: Executive Vice President and
                                          Chief Financial Officer

Date: May 3, 2007
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                                Index to Exhibits

               Exhibit No.      Description
               -----------      -----------
               10(k)(v)         Second Amendment, dated as of April 27, 2007,
                                to Note Agreement and Guaranty

               10(k)(vi)        Second Amendment, dated as of April 27, 2007,
                                to five-Year Revolving Credit Agreement